UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 19, 2006

_________________

RENTRAK CORPORATION
(Exact name of registrant as specified in charter)

Oregon
(State or other jurisdiction of incorporation)

0-15159	93-0780536
(Commission File Number)	(IRS Employer Identification No.)

One Airport Center 7700 N.E. Ambassador Place Portland, Oregon (Address of principal executive offices)	97220 (Zip Code)

Registrant’s telephone number, including area code:

(503) 284-7581

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

        On January 19, 2006, Rentrak Corporation announced that its board of directors had approved a share repurchase program authorizing the purchase of up to 1,000,000 shares of its common stock from time to time in open market or privately negotiated purchases. The timing and actual number of shares repurchased will depend on various factors, including price, corporate and regulatory requirements, and market conditions.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTRAK CORPORATION
Dated: January 25, 2006	By: /s/ Paul A. Rosenbaum Paul A. Rosenbaum President and Chief Executive Officer